UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2023

Sage Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36544	27-4486580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 First Street Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 299-8380

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAGE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sage Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 15, 2023. At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2014 Employee Stock Purchase Plan, as amended to date (the “2014 ESPP” and, as further amended as described below, the “Amended 2014 ESPP”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 500,000 shares. The amendment had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval.

A description of the material terms and conditions of the Amended 2014 ESPP is set forth under the heading “Proposal 4: Amendment to the 2014 Employee Stock Purchase Plan” in the Company’s Definitive Proxy Statement for the 2023 Annual Meeting, filed with the U.S. Securities and Exchange Commission on April 27, 2023 (the “Definitive Proxy Statement”), and is incorporated herein by reference. This description of the Amended 2014 ESPP is qualified in its entirety by reference to the complete text of the Amended 2014 ESPP, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws Change in Fiscal Year.

On June 15, 2023, the Board approved an amendment and restatement of the Company’s Amended and Restated Bylaws, as amended (as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The amendments effected by the Amended and Restated Bylaws, among other things:

•	eliminate the former requirement that the list of stockholders entitled to vote at a stockholder meeting also be made available during the actual meeting;

•	address adjournment of stockholder meetings relying on remote communication due to a technical failure;

•	add emergency bylaws provisions that alter the procedural requirements for calling director meetings and establishing a quorum during an emergency situation; and

•

revise and enhance, in light of the universal proxy rules adopted by the Securities and Exchange Commission, procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of proposals regarding other business at stockholder meetings by:

1)

requiring additional background information, disclosures and certain representations from proposing stockholders and beneficial owners and the respective affiliates and associates of, or others acting in concert with such stockholder and such beneficial owner (each, a “Proposing Person”);

2)

providing that if any Proposing Person that intends to solicit proxies in support of any nominees other than the Company’s nominees provides the notice and information required by Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then such Proposing Person, upon request by the Company, must provide to the Company no later than five business days prior to the applicable meeting, reasonable evidence that it has met the requirements of soliciting the holders of shares of at least 67% of the voting power of shares entitled to vote on the election of directors and including a statement to that effect in the proxy statement or form of proxy; and

3)

providing that if any Proposing Person fails to comply with the requirements of Rule 14a-19 under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Company that such requirements have been met), then the Company will disregard the nomination of each of the director nominees proposed by such Proposing Person and any proxies or votes solicited for such nominees.

The Amended and Restated Bylaws also include various other updates, including certain technical, conforming and clarifying changes. The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As of April 17, 2023, the record date for the Annual Meeting, there were 59,762,001 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters at the Annual Meeting, which are described in detail in the Definitive Proxy Statement: (i) to elect four directors, Michael F. Cola, Barry E. Greene, Jeffrey M. Jonas, M.D., and Jessica J. Federer, as Class III directors of the Company to each serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2026 and until his or her successor has been duly elected and qualified, subject to his or her earlier death, resignation or removal; (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (iii) to hold a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers; and (iv) to approve an amendment to the Company’s 2014 ESPP to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 500,000 shares.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.	The following nominees were elected to the Company’s Board as Class III directors for terms expiring at the 2026 annual meeting of stockholders.

Class III Director Nominee	For	Withheld	Broker Non- Votes
Michael F. Cola	31,628,271	19,580,376	2,606,152
Barry E. Greene	30,756,496	20,452,151	2,606,152
Jeffrey M. Jonas, M.D.	29,356,145	21,852,502	2,606,152
Jessica J. Federer	51,150,344	58,303	2,606,152

2.	The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023, was ratified.

For	Against	Abstain
53,603,094	208,414	3,291

3.	A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For	Against	Abstain	Broker Non-Votes
39,995,146	11,173,607	39,894	2,606,152

4.	The amendment to the 2014 ESPP to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 500,000 shares was approved.

For	Against	Abstain	Broker Non-Votes
51,065,587	136,272	6,788	2,606,152

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Sage Therapeutics, Inc.

99.1	Sage Therapeutics, Inc. 2014 Employee Stock Purchase Plan, as amended, incorporated herein by reference to Appendix A to the Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 27, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2023	SAGE THERAPEUTICS, INC.

	By:	/s/ Jennifer Fitzpatrick
Jennifer Fitzpatrick
Vice President, Corporate Counsel